NOTE


U.S. $60,000,000.00                                        Dated:  June 27, 1997


                  FOR VALUE RECEIVED, the undersigned, DIMON INCORPORATED, a Virginia corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of NATIONSBANK, N.A. (the "Lender") for the account of its Applicable Lending Office (as defined in the Credit Agreement referenced below) the principal sum of SIXTY MILLION AND NO/100 DOLLARS (U.S. $60,000,000.00) or, if less, the aggregate unpaid principal amount of Advances (as defined below) made by the Lender to the Borrower pursuant to the Credit Agreement, on the Termination Date (as such term is defined in the Credit Agreement).

                  The Borrower promises to pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

                  In no contingency or event whatsoever shall the interest rate charged pursuant to the terms of this Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable. In the event that such a court determines that the Lender has received interest hereunder in excess of the highest applicable rate, the Lender shall promptly refund such excess interest to the Borrower.

                  Both principal and interest are payable in lawful money of the United States of America to NationsBank, N.A., as Administrative Agent, at its Payment Office (as such term is defined in the Credit Agreement) currently located at 100 North Tryon Street, Charlotte, North Carolina, in same day funds. Each Advance made by the Lender to the Borrower pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded on the books and records of the Lender and the Administrative Agent as provided in the Credit Agreement. Failure of the Lender, the Administrative Agent or any holder to maintain its books and records with respect to any Advance, or any error in such books and records, shall not affect the obligations of the Borrower under this Note, the Credit Agreement or any other Loan Document.

                  This Note is one of the Notes referenced in, and is entitled to the benefits of, the Credit Agreement dated as of June 27, 1997 (as hereafter amended, modified or supplemented, the "Credit Agreement") among the Borrower, the Lender and certain other lenders parties thereto, NationsBank, N.A., as Administrative Agent, First Union National Bank, as Documentation Agent, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch and Societe Generale, as Co-Agents. The Credit Agreement, among other things, (i) provides for the making of advances (the "Advances") by the Lender to the Borrower from time to time in an aggregate amount not to exceed the Dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events. This Note is entitled to the benefits of the Subsidiary Guaranty (as such term is defined in the Credit Agreement).

                  The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA.

                  This Note and the Advances evidenced hereby may be transferred in whole or in part only by registration of such transfer on the Register maintained by or on behalf of the Borrower as provided in Section 11.5(c) of the Credit Agreement.

                  This Note is signed and delivered to the Lender for acceptance at its Applicable Lending Office.


                                       DIMON INCORPORATED


                                       By________________________________
                                       Name:    James A. Cooley
                                       Title:   Senior Vice President
                                                Treasurer

                                       and


                                       By_______________________________
                                       Name:    John O. Hunnicutt, III
                                       Title:   Vice President and Secretary

                                      NOTE


U.S. $25,000,000.00                                       Dated:  June 27, 1997


                  FOR VALUE RECEIVED, the undersigned, DIMON INCORPORATED, a Virginia corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of BANK OF AMERICA NT & SA (the "Lender") for the account of its Applicable Lending Office (as defined in the Credit Agreement referenced below) the principal sum of TWENTY-FIVE MILLION AND NO/100 DOLLARS (U.S. $25,000,000.00) or, if less, the aggregate unpaid principal amount of Advances (as defined below) made by the Lender to the Borrower pursuant to the Credit Agreement, on the Termination Date (as such term is defined in the Credit Agreement).

                  The Borrower promises to pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

                  In no contingency or event whatsoever shall the interest rate charged pursuant to the terms of this Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable. In the event that such a court determines that the Lender has received interest hereunder in excess of the highest applicable rate, the Lender shall promptly refund such excess interest to the Borrower.

                  Both principal and interest are payable in lawful money of the United States of America to NationsBank, N.A., as Administrative Agent, at its Payment Office (as such term is defined in the Credit Agreement) currently located at 100 North Tryon Street, Charlotte, North Carolina, in same day funds. Each Advance made by the Lender to the Borrower pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded on the books and records of the Lender and the Administrative Agent as provided in the Credit Agreement. Failure of the Lender, the Administrative Agent or any holder to maintain its books and records with respect to any Advance, or any error in such books and records, shall not affect the obligations of the Borrower under this Note, the Credit Agreement or any other Loan Document.

                  This Note is one of the Notes referenced in, and is entitled to the benefits of, the Credit Agreement dated as of June 27, 1997 (as hereafter amended, modified or supplemented, the "Credit Agreement") among the Borrower, the Lender and certain other lenders parties thereto, NationsBank, N.A., as Administrative Agent, First Union National Bank, as Documentation Agent, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch and Societe Generale, as Co-Agents. The Credit Agreement, among other things, (i) provides for the making of advances (the "Advances") by the Lender to the Borrower from time to time in an aggregate amount not to exceed the Dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events. This Note is entitled to the benefits of the Subsidiary Guaranty (as such term is defined in the Credit Agreement).

                  The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA.

                  This Note and the Advances evidenced hereby may be transferred in whole or in part only by registration of such transfer on the Register maintained by or on behalf of the Borrower as provided in Section 11.5(c) of the Credit Agreement.

                  This Note is signed and delivered to the Lender for acceptance at its Applicable Lending Office.


                                       DIMON INCORPORATED


                                       By________________________________
                                       Name:    James A. Cooley
                                       Title:   Senior Vice President
                                                Treasurer

                                       and


                                       By_______________________________
                                       Name:    John O. Hunnicutt, III
                                       Title:   Vice President and Secretary

                                      NOTE


U.S. $30,000,000.00                                       Dated:  June 27, 1997


                  FOR VALUE RECEIVED, the undersigned, DIMON INCORPORATED, a Virginia corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of CRESTAR BANK (the "Lender") for the account of its Applicable Lending Office (as defined in the Credit Agreement referenced below) the principal sum of THIRTY MILLION AND NO/100 DOLLARS (U.S. $30,000,000.00) or, if less, the aggregate unpaid principal amount of Advances (as defined below) made by the Lender to the Borrower pursuant to the Credit Agreement, on the Termination Date (as such term is defined in the Credit Agreement).

                  The Borrower promises to pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

                  In no contingency or event whatsoever shall the interest rate charged pursuant to the terms of this Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable. In the event that such a court determines that the Lender has received interest hereunder in excess of the highest applicable rate, the Lender shall promptly refund such excess interest to the Borrower.

                  Both principal and interest are payable in lawful money of the United States of America to NationsBank, N.A., as Administrative Agent, at its Payment Office (as such term is defined in the Credit Agreement) currently located at 100 North Tryon Street, Charlotte, North Carolina, in same day funds. Each Advance made by the Lender to the Borrower pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded on the books and records of the Lender and the Administrative Agent as provided in the Credit Agreement. Failure of the Lender, the Administrative Agent or any holder to maintain its books and records with respect to any Advance, or any error in such books and records, shall not affect the obligations of the Borrower under this Note, the Credit Agreement or any other Loan Document.

                  This Note is one of the Notes referenced in, and is entitled to the benefits of, the Credit Agreement dated as of June 27, 1997 (as hereafter amended, modified or supplemented, the "Credit Agreement") among the Borrower, the Lender and certain other lenders parties thereto, NationsBank, N.A., as Administrative Agent, First Union National Bank, as Documentation Agent, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch and Societe Generale, as Co-Agents. The Credit Agreement, among other things, (i) provides for the making of advances (the "Advances") by the Lender to the Borrower from time to time in an aggregate amount not to exceed the Dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events. This Note is entitled to the benefits of the Subsidiary Guaranty (as such term is defined in the Credit Agreement).

                  The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA.

                  This Note and the Advances evidenced hereby may be transferred in whole or in part only by registration of such transfer on the Register maintained by or on behalf of the Borrower as provided in Section 11.5(c) of the Credit Agreement.

                  This Note is signed and delivered to the Lender for acceptance at its Applicable Lending Office.


                                       DIMON INCORPORATED


                                       By________________________________
                                       Name:    James A. Cooley
                                       Title:   Senior Vice President
                                                Treasurer

                                       and


                                       By_______________________________
                                       Name:    John O. Hunnicutt, III
                                       Title:   Vice President and Secretary

                                      NOTE


U.S. $55,000,000.00                                       Dated:  June 27, 1997


                  FOR VALUE RECEIVED, the undersigned, DIMON INCORPORATED, a Virginia corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of FIRST UNION NATIONAL BANK (the "Lender") for the account of its Applicable Lending Office (as defined in the Credit Agreement referenced below) the principal sum of FIFTY-FIVE MILLION AND NO/100 DOLLARS (U.S. $55,000,000.00) or, if less, the aggregate unpaid principal amount of Advances (as defined below) made by the Lender to the Borrower pursuant to the Credit Agreement, on the Termination Date (as such term is defined in the Credit Agreement).

                  The Borrower promises to pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

                  In no contingency or event whatsoever shall the interest rate charged pursuant to the terms of this Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable. In the event that such a court determines that the Lender has received interest hereunder in excess of the highest applicable rate, the Lender shall promptly refund such excess interest to the Borrower.

                  Both principal and interest are payable in lawful money of the United States of America to NationsBank, N.A., as Administrative Agent, at its Payment Office (as such term is defined in the Credit Agreement) currently located at 100 North Tryon Street, Charlotte, North Carolina, in same day funds. Each Advance made by the Lender to the Borrower pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded on the books and records of the Lender and the Administrative Agent as provided in the Credit Agreement. Failure of the Lender, the Administrative Agent or any holder to maintain its books and records with respect to any Advance, or any error in such books and records, shall not affect the obligations of the Borrower under this Note, the Credit Agreement or any other Loan Document.

                  This Note is one of the Notes referenced in, and is entitled to the benefits of, the Credit Agreement dated as of June 27, 1997 (as hereafter amended, modified or supplemented, the "Credit Agreement") among the Borrower, the Lender and certain other lenders parties thereto, NationsBank, N.A., as Administrative Agent, First Union National Bank, as Documentation Agent, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch and Societe Generale, as Co-Agents. The Credit Agreement, among other things, (i) provides for the making of advances (the "Advances") by the Lender to the Borrower from time to time in an aggregate amount not to exceed the Dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events. This Note is entitled to the benefits of the Subsidiary Guaranty (as such term is defined in the Credit Agreement).

                  The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA.

                  This Note and the Advances evidenced hereby may be transferred in whole or in part only by registration of such transfer on the Register maintained by or on behalf of the Borrower as provided in Section 11.5(c) of the Credit Agreement.

                  This Note is signed and delivered to the Lender for acceptance at its Applicable Lending Office.


                                       DIMON INCORPORATED


                                       By________________________________
                                       Name:    James A. Cooley
                                       Title:   Senior Vice President
                                                Treasurer

                                       and


                                       By_______________________________
                                       Name:    John O. Hunnicutt, III
                                       Title:   Vice President and Secretary

                                      NOTE


U.S. $45,000,000.00                                       Dated:  June 27, 1997


                  FOR VALUE RECEIVED, the undersigned, DIMON INCORPORATED, a Virginia corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND," NEW YORK BRANCH (the "Lender") for the account of its Applicable Lending Office (as defined in the Credit Agreement referenced below) the principal sum of FORTY-FIVE MILLION AND NO/100 DOLLARS (U.S. $45,000,000.00) or, if less, the aggregate unpaid principal amount of Advances (as defined below) made by the Lender to the Borrower pursuant to the Credit Agreement, on the Termination Date (as such term is defined in the Credit Agreement).

                  The Borrower promises to pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

                  In no contingency or event whatsoever shall the interest rate charged pursuant to the terms of this Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable. In the event that such a court determines that the Lender has received interest hereunder in excess of the highest applicable rate, the Lender shall promptly refund such excess interest to the Borrower.

                  Both principal and interest are payable in lawful money of the United States of America to NationsBank, N.A., as Administrative Agent, at its Payment Office (as such term is defined in the Credit Agreement) currently located at 100 North Tryon Street, Charlotte, North Carolina, in same day funds. Each Advance made by the Lender to the Borrower pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded on the books and records of the Lender and the Administrative Agent as provided in the Credit Agreement. Failure of the Lender, the Administrative Agent or any holder to maintain its books and records with respect to any Advance, or any error in such books and records, shall not affect the obligations of the Borrower under this Note, the Credit Agreement or any other Loan Document.

                  This Note is one of the Notes referenced in, and is entitled to the benefits of, the Credit Agreement dated as of June 27, 1997 (as hereafter amended, modified or supplemented, the "Credit Agreement") among the Borrower, the Lender and certain other lenders parties thereto, NationsBank, N.A., as Administrative Agent, First Union National Bank, as Documentation Agent, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch and Societe Generale, as Co-Agents. The Credit Agreement, among other things, (i) provides for the making of advances (the "Advances") by the Lender to the Borrower from time to time in an aggregate amount not to exceed the Dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events. This Note is entitled to the benefits of the Subsidiary Guaranty (as such term is defined in the Credit Agreement).

                  The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA.

                  This Note and the Advances evidenced hereby may be transferred in whole or in part only by registration of such transfer on the Register maintained by or on behalf of the Borrower as provided in Section 11.5(c) of the Credit Agreement.

                  This Note is signed and delivered to the Lender for acceptance at its Applicable Lending Office.


                                       DIMON INCORPORATED


                                       By________________________________
                                       Name:    James A. Cooley
                                       Title:   Senior Vice President
                                                Treasurer

                                       and


                                       By_______________________________
                                       Name:    John O. Hunnicutt, III
                                       Title:   Vice President and Secretary

                                      NOTE


U.S. $15,000,000.00                                       Dated:  June 27, 1997


                  FOR VALUE RECEIVED, the undersigned, DIMON INCORPORATED, a Virginia corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of SIGNET BANK (the "Lender") for the account of its Applicable Lending Office (as defined in the Credit Agreement referenced below) the principal sum of FIFTEEN MILLION AND NO/100 DOLLARS (U.S. $15,000,000.00) or, if less, the aggregate unpaid principal amount of Advances (as defined below) made by the Lender to the Borrower pursuant to the Credit Agreement, on the Termination Date (as such term is defined in the Credit Agreement).

                  The Borrower promises to pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

                  In no contingency or event whatsoever shall the interest rate charged pursuant to the terms of this Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable. In the event that such a court determines that the Lender has received interest hereunder in excess of the highest applicable rate, the Lender shall promptly refund such excess interest to the Borrower.

                  Both principal and interest are payable in lawful money of the United States of America to NationsBank, N.A., as Administrative Agent, at its Payment Office (as such term is defined in the Credit Agreement) currently located at 100 North Tryon Street, Charlotte, North Carolina, in same day funds. Each Advance made by the Lender to the Borrower pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded on the books and records of the Lender and the Administrative Agent as provided in the Credit Agreement. Failure of the Lender, the Administrative Agent or any holder to maintain its books and records with respect to any Advance, or any error in such books and records, shall not affect the obligations of the Borrower under this Note, the Credit Agreement or any other Loan Document.

                  This Note is one of the Notes referenced in, and is entitled to the benefits of, the Credit Agreement dated as of June 27, 1997 (as hereafter amended, modified or supplemented, the "Credit Agreement") among the Borrower, the Lender and certain other lenders parties thereto, NationsBank, N.A., as Administrative Agent, First Union National Bank, as Documentation Agent, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch and Societe Generale, as Co-Agents. The Credit Agreement, among other things, (i) provides for the making of advances (the "Advances") by the Lender to the Borrower from time to time in an aggregate amount not to exceed the Dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events. This Note is entitled to the benefits of the Subsidiary Guaranty (as such term is defined in the Credit Agreement).

                  The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA.

                  This Note and the Advances evidenced hereby may be transferred in whole or in part only by registration of such transfer on the Register maintained by or on behalf of the Borrower as provided in Section 11.5(c) of the Credit Agreement.

                  This Note is signed and delivered to the Lender for acceptance at its Applicable Lending Office.


                                       DIMON INCORPORATED


                                       By________________________________
                                       Name:    James A. Cooley
                                       Title:   Senior Vice President
                                                Treasurer

                                       and


                                       By_______________________________
                                       Name:    John O. Hunnicutt, III
                                       Title:   Vice President and Secretary

                                      NOTE


U.S. $25,000,000.00                                       Dated:  June 27, 1997


                  FOR VALUE RECEIVED, the undersigned, DIMON INCORPORATED, a Virginia corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of WACHOVIA BANK, N.A. (the "Lender") for the account of its Applicable Lending Office (as defined in the Credit Agreement referenced below) the principal sum of TWENTY-FIVE MILLION AND NO/100 DOLLARS (U.S. $25,000,000.00) or, if less, the aggregate unpaid principal amount of Advances (as defined below) made by the Lender to the Borrower pursuant to the Credit Agreement, on the Termination Date (as such term is defined in the Credit Agreement).

                  The Borrower promises to pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

                  In no contingency or event whatsoever shall the interest rate charged pursuant to the terms of this Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable. In the event that such a court determines that the Lender has received interest hereunder in excess of the highest applicable rate, the Lender shall promptly refund such excess interest to the Borrower.

                  Both principal and interest are payable in lawful money of the United States of America to NationsBank, N.A., as Administrative Agent, at its Payment Office (as such term is defined in the Credit Agreement) currently located at 100 North Tryon Street, Charlotte, North Carolina, in same day funds. Each Advance made by the Lender to the Borrower pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded on the books and records of the Lender and the Administrative Agent as provided in the Credit Agreement. Failure of the Lender, the Administrative Agent or any holder to maintain its books and records with respect to any Advance, or any error in such books and records, shall not affect the obligations of the Borrower under this Note, the Credit Agreement or any other Loan Document.

                  This Note is one of the Notes referenced in, and is entitled to the benefits of, the Credit Agreement dated as of June 27, 1997 (as hereafter amended, modified or supplemented, the "Credit Agreement") among the Borrower, the Lender and certain other lenders parties thereto, NationsBank, N.A., as Administrative Agent, First Union National Bank, as Documentation Agent, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch and Societe Generale, as Co-Agents. The Credit Agreement, among other things, (i) provides for the making of advances (the "Advances") by the Lender to the Borrower from time to time in an aggregate amount not to exceed the Dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events. This Note is entitled to the benefits of the Subsidiary Guaranty (as such term is defined in the Credit Agreement).

                  The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA.

                  This Note and the Advances evidenced hereby may be transferred in whole or in part only by registration of such transfer on the Register maintained by or on behalf of the Borrower as provided in Section 11.5(c) of the Credit Agreement.

                  This Note is signed and delivered to the Lender for acceptance at its Applicable Lending Office.


                                       DIMON INCORPORATED


                                       By________________________________
                                       Name:    James A. Cooley
                                       Title:   Senior Vice President
                                                Treasurer

                                       and


                                       By_______________________________
                                       Name:    John O. Hunnicutt, III
                                       Title:   Vice President and Secretary

                                      NOTE


U.S. $45,000,000.00                                       Dated:  June 27, 1997


                  FOR VALUE RECEIVED, the undersigned, DIMON INCORPORATED, a Virginia corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of SOCIETE GENERALE (the "Lender") for the account of its Applicable Lending Office (as defined in the Credit Agreement referenced below) the principal sum of FORTY-FIVE MILLION AND NO/100 DOLLARS (U.S. $45,000,000.00) or, if less, the aggregate unpaid principal amount of Advances (as defined below) made by the Lender to the Borrower pursuant to the Credit Agreement, on the Termination Date (as such term is defined in the Credit Agreement).

                  The Borrower promises to pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

                  In no contingency or event whatsoever shall the interest rate charged pursuant to the terms of this Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable. In the event that such a court determines that the Lender has received interest hereunder in excess of the highest applicable rate, the Lender shall promptly refund such excess interest to the Borrower.

                  Both principal and interest are payable in lawful money of the United States of America to NationsBank, N.A., as Administrative Agent, at its Payment Office (as such term is defined in the Credit Agreement) currently located at 100 North Tryon Street, Charlotte, North Carolina, in same day funds. Each Advance made by the Lender to the Borrower pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded on the books and records of the Lender and the Administrative Agent as provided in the Credit Agreement. Failure of the Lender, the Administrative Agent or any holder to maintain its books and records with respect to any Advance, or any error in such books and records, shall not affect the obligations of the Borrower under this Note, the Credit Agreement or any other Loan Document.

                  This Note is one of the Notes referenced in, and is entitled to the benefits of, the Credit Agreement dated as of June 27, 1997 (as hereafter amended, modified or supplemented, the "Credit Agreement") among the Borrower, the Lender and certain other lenders parties thereto, NationsBank, N.A., as Administrative Agent, First Union National Bank, as Documentation Agent, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch and Societe Generale, as Co-Agents. The Credit Agreement, among other things, (i) provides for the making of advances (the "Advances") by the Lender to the Borrower from time to time in an aggregate amount not to exceed the Dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events. This Note is entitled to the benefits of the Subsidiary Guaranty (as such term is defined in the Credit Agreement).

                  The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA.

                  This Note and the Advances evidenced hereby may be transferred in whole or in part only by registration of such transfer on the Register maintained by or on behalf of the Borrower as provided in Section 11.5(c) of the Credit Agreement.

                  This Note is signed and delivered to the Lender for acceptance at its Applicable Lending Office.


                                       DIMON INCORPORATED


                                       By________________________________
                                       Name:    James A. Cooley
                                       Title:   Senior Vice President
                                                Treasurer

                                       and


                                       By_______________________________
                                       Name:    John O. Hunnicutt, III
                                       Title:   Vice President and Secretary

                                      NOTE


U.S. $25,000,000.00                                       Dated:  June 27, 1997


                  FOR VALUE RECEIVED,  the undersigned,  DIMON  INCORPORATED,  a
Virginia corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of BANK OF TOKYO-MITSUBISHI TRUST COMPANY (the "Lender") for the account of its Applicable Lending Office (as defined in the Credit Agreement referenced below) the principal sum of TWENTY-FIVE MILLION AND NO/100 DOLLARS (U.S. $25,000,000.00) or, if less, the aggregate unpaid principal amount of Advances (as defined below) made by the Lender to the Borrower pursuant to the Credit Agreement, on the Termination Date (as such term is defined in the Credit Agreement).

                  The Borrower promises to pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

                  In no contingency or event whatsoever shall the interest rate charged pursuant to the terms of this Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable. In the event that such a court determines that the Lender has received interest hereunder in excess of the highest applicable rate, the Lender shall promptly refund such excess interest to the Borrower.

                  Both principal and interest are payable in lawful money of the United States of America to NationsBank, N.A., as Administrative Agent, at its Payment Office (as such term is defined in the Credit Agreement) currently located at 100 North Tryon Street, Charlotte, North Carolina, in same day funds. Each Advance made by the Lender to the Borrower pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded on the books and records of the Lender and the Administrative Agent as provided in the Credit Agreement. Failure of the Lender, the Administrative Agent or any holder to maintain its books and records with respect to any Advance, or any error in such books and records, shall not affect the obligations of the Borrower under this Note, the Credit Agreement or any other Loan Document.

                  This Note is one of the Notes referenced in, and is entitled to the benefits of, the Credit Agreement dated as of June 27, 1997 (as hereafter amended, modified or supplemented, the "Credit Agreement") among the Borrower, the Lender and certain other lenders parties thereto, NationsBank, N.A., as Administrative Agent, First Union National Bank, as Documentation Agent, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch and Societe Generale, as Co-Agents. The Credit Agreement, among other things, (i) provides for the making of advances (the "Advances") by the Lender to the Borrower from time to time in an aggregate amount not to exceed the Dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events. This Note is entitled to the benefits of the Subsidiary Guaranty (as such term is defined in the Credit Agreement).

                  The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA.

                  This Note and the Advances evidenced hereby may be transferred in whole or in part only by registration of such transfer on the Register maintained by or on behalf of the Borrower as provided in Section 11.5(c) of the Credit Agreement.

                  This Note is signed and delivered to the Lender for acceptance at its Applicable Lending Office.


                                       DIMON INCORPORATED


                                       By________________________________
                                       Name:    James A. Cooley
                                       Title:   Senior Vice President
                                                Treasurer

                                       and


                                       By_______________________________
                                       Name:    John O. Hunnicutt, III
                                       Title:   Vice President and Secretary

                                      NOTE


U.S. $15,000,000.00                                       Dated:  June 27, 1997


                  FOR VALUE RECEIVED, the undersigned, DIMON INCORPORATED, a Virginia corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of ABN AMRO BANK N.V. NEW YORK BRANCH (the "Lender") for the account of its Applicable Lending Office (as defined in the Credit Agreement referenced below) the principal sum of FIFTEEN MILLION AND NO/100 DOLLARS (U.S. $15,000,000.00) or, if less, the aggregate unpaid principal amount of Advances (as defined below) made by the Lender to the Borrower pursuant to the Credit Agreement, on the Termination Date (as such term is defined in the Credit Agreement).

                  The Borrower promises to pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

                  In no contingency or event whatsoever shall the interest rate charged pursuant to the terms of this Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable. In the event that such a court determines that the Lender has received interest hereunder in excess of the highest applicable rate, the Lender shall promptly refund such excess interest to the Borrower.

                  Both principal and interest are payable in lawful money of the United States of America to NationsBank, N.A., as Administrative Agent, at its Payment Office (as such term is defined in the Credit Agreement) currently located at 100 North Tryon Street, Charlotte, North Carolina, in same day funds. Each Advance made by the Lender to the Borrower pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded on the books and records of the Lender and the Administrative Agent as provided in the Credit Agreement. Failure of the Lender, the Administrative Agent or any holder to maintain its books and records with respect to any Advance, or any error in such books and records, shall not affect the obligations of the Borrower under this Note, the Credit Agreement or any other Loan Document.

                  This Note is one of the Notes referenced in, and is entitled to the benefits of, the Credit Agreement dated as of June 27, 1997 (as hereafter amended, modified or supplemented, the "Credit Agreement") among the Borrower, the Lender and certain other lenders parties thereto, NationsBank, N.A., as Administrative Agent, First Union National Bank, as Documentation Agent, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch and Societe Generale, as Co-Agents. The Credit Agreement, among other things, (i) provides for the making of advances (the "Advances") by the Lender to the Borrower from time to time in an aggregate amount not to exceed the Dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events. This Note is entitled to the benefits of the Subsidiary Guaranty (as such term is defined in the Credit Agreement).

                  The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA.

                  This Note and the Advances evidenced hereby may be transferred in whole or in part only by registration of such transfer on the Register maintained by or on behalf of the Borrower as provided in Section 11.5(c) of the Credit Agreement.

                  This Note is signed and delivered to the Lender for acceptance at its Applicable Lending Office.


                                       DIMON INCORPORATED


                                       By________________________________
                                       Name:    James A. Cooley
                                       Title:   Senior Vice President
                                                Treasurer

                                       and


                                       By_______________________________
                                       Name:    John O. Hunnicutt, III
                                       Title:   Vice President and Secretary

                                      NOTE


U.S. $15,000,000.00                                       Dated:  June 27, 1997


                  FOR VALUE RECEIVED, the undersigned, DIMON INCORPORATED, a Virginia corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of THE BANK OF NOVA SCOTIA (the "Lender") for the account of its Applicable Lending Office (as defined in the Credit Agreement referenced below) the principal sum of FIFTEEN MILLION AND NO/100 DOLLARS (U.S. $15,000,000.00) or, if less, the aggregate unpaid principal amount of Advances (as defined below) made by the Lender to the Borrower pursuant to the Credit Agreement, on the Termination Date (as such term is defined in the Credit Agreement).

                  The Borrower promises to pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

                  In no contingency or event whatsoever shall the interest rate charged pursuant to the terms of this Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable. In the event that such a court determines that the Lender has received interest hereunder in excess of the highest applicable rate, the Lender shall promptly refund such excess interest to the Borrower.

                  Both principal and interest are payable in lawful money of the United States of America to NationsBank, N.A., as Administrative Agent, at its Payment Office (as such term is defined in the Credit Agreement) currently located at 100 North Tryon Street, Charlotte, North Carolina, in same day funds. Each Advance made by the Lender to the Borrower pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded on the books and records of the Lender and the Administrative Agent as provided in the Credit Agreement. Failure of the Lender, the Administrative Agent or any holder to maintain its books and records with respect to any Advance, or any error in such books and records, shall not affect the obligations of the Borrower under this Note, the Credit Agreement or any other Loan Document.

                  This Note is one of the Notes referenced in, and is entitled to the benefits of, the Credit Agreement dated as of June 27, 1997 (as hereafter amended, modified or supplemented, the "Credit Agreement") among the Borrower, the Lender and certain other lenders parties thereto, NationsBank, N.A., as Administrative Agent, First Union National Bank, as Documentation Agent, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch and Societe Generale, as Co-Agents. The Credit Agreement, among other things, (i) provides for the making of advances (the "Advances") by the Lender to the Borrower from time to time in an aggregate amount not to exceed the Dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events. This Note is entitled to the benefits of the Subsidiary Guaranty (as such term is defined in the Credit Agreement).

                  The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA.

                  This Note and the Advances evidenced hereby may be transferred in whole or in part only by registration of such transfer on the Register maintained by or on behalf of the Borrower as provided in Section 11.5(c) of the Credit Agreement.

                  This Note is signed and delivered to the Lender for acceptance at its Applicable Lending Office.


                                       DIMON INCORPORATED


                                       By________________________________
                                       Name:    James A. Cooley
                                       Title:   Senior Vice President
                                                Treasurer

                                       and


                                       By_______________________________
                                       Name:    John O. Hunnicutt, III
                                       Title:   Vice President and Secretary

                                      NOTE


U.S. $15,000,000.00                                       Dated:  June 27, 1997


                  FOR VALUE RECEIVED, the undersigned, DIMON INCORPORATED, a Virginia corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of THE SUMITOMO BANK, LIMITED, NEW YORK BRANCH (the "Lender") for the account of its Applicable Lending Office (as defined in the Credit Agreement referenced below) the principal sum of FIFTEEN MILLION AND NO/100 DOLLARS (U.S. $15,000,000.00) or, if less, the aggregate unpaid principal amount of Advances (as defined below) made by the Lender to the Borrower pursuant to the Credit Agreement, on the Termination Date (as such term is defined in the Credit Agreement).

                  The Borrower promises to pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

                  In no contingency or event whatsoever shall the interest rate charged pursuant to the terms of this Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable. In the event that such a court determines that the Lender has received interest hereunder in excess of the highest applicable rate, the Lender shall promptly refund such excess interest to the Borrower.

                  Both principal and interest are payable in lawful money of the United States of America to NationsBank, N.A., as Administrative Agent, at its Payment Office (as such term is defined in the Credit Agreement) currently located at 100 North Tryon Street, Charlotte, North Carolina, in same day funds. Each Advance made by the Lender to the Borrower pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded on the books and records of the Lender and the Administrative Agent as provided in the Credit Agreement. Failure of the Lender, the Administrative Agent or any holder to maintain its books and records with respect to any Advance, or any error in such books and records, shall not affect the obligations of the Borrower under this Note, the Credit Agreement or any other Loan Document.

                  This Note is one of the Notes referenced in, and is entitled to the benefits of, the Credit Agreement dated as of June 27, 1997 (as hereafter amended, modified or supplemented, the "Credit Agreement") among the Borrower, the Lender and certain other lenders parties thereto, NationsBank, N.A., as Administrative Agent, First Union National Bank, as Documentation Agent, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch and Societe Generale, as Co-Agents. The Credit Agreement, among other things, (i) provides for the making of advances (the "Advances") by the Lender to the Borrower from time to time in an aggregate amount not to exceed the Dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events. This Note is entitled to the benefits of the Subsidiary Guaranty (as such term is defined in the Credit Agreement).

                  The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA.

                  This Note and the Advances evidenced hereby may be transferred in whole or in part only by registration of such transfer on the Register maintained by or on behalf of the Borrower as provided in Section 11.5(c) of the Credit Agreement.

                  This Note is signed and delivered to the Lender for acceptance at its Applicable Lending Office.


                                       DIMON INCORPORATED


                                       By________________________________
                                       Name:    James A. Cooley
                                       Title:   Senior Vice President
                                                Treasurer

                                       and


                                       By_______________________________
                                       Name:    John O. Hunnicutt, III
                                       Title:   Vice President and Secretary

                                      NOTE


U.S. $25,000,000.00                                       Dated:  June 27, 1997


                  FOR VALUE RECEIVED,  the undersigned,  DIMON  INCORPORATED,  a
Virginia corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of BAYERISCHE VEREINSBANK AG, NEW YORK BRANCH (the "Lender") for the account of its Applicable Lending Office (as defined in the Credit Agreement referenced below) the principal sum of TWENTY-FIVE MILLION AND NO/100 DOLLARS (U.S. $25,000,000.00) or, if less, the aggregate unpaid principal amount of Advances (as defined below) made by the Lender to the Borrower pursuant to the Credit Agreement, on the Termination Date (as such term is defined in the Credit Agreement).

                  The Borrower promises to pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

                  In no contingency or event whatsoever shall the interest rate charged pursuant to the terms of this Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable. In the event that such a court determines that the Lender has received interest hereunder in excess of the highest applicable rate, the Lender shall promptly refund such excess interest to the Borrower.

                  Both principal and interest are payable in lawful money of the United States of America to NationsBank, N.A., as Administrative Agent, at its Payment Office (as such term is defined in the Credit Agreement) currently located at 100 North Tryon Street, Charlotte, North Carolina, in same day funds. Each Advance made by the Lender to the Borrower pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded on the books and records of the Lender and the Administrative Agent as provided in the Credit Agreement. Failure of the Lender, the Administrative Agent or any holder to maintain its books and records with respect to any Advance, or any error in such books and records, shall not affect the obligations of the Borrower under this Note, the Credit Agreement or any other Loan Document.

                  This Note is one of the Notes referenced in, and is entitled to the benefits of, the Credit Agreement dated as of June 27, 1997 (as hereafter amended, modified or supplemented, the "Credit Agreement") among the Borrower, the Lender and certain other lenders parties thereto, NationsBank, N.A., as Administrative Agent, First Union National Bank, as Documentation Agent, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch and Societe Generale, as Co-Agents. The Credit Agreement, among other things, (i) provides for the making of advances (the "Advances") by the Lender to the Borrower from time to time in an aggregate amount not to exceed the Dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events. This Note is entitled to the benefits of the Subsidiary Guaranty (as such term is defined in the Credit Agreement).

                  The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA.

                  This Note and the Advances evidenced hereby may be transferred in whole or in part only by registration of such transfer on the Register maintained by or on behalf of the Borrower as provided in Section 11.5(c) of the Credit Agreement.

                  This Note is signed and delivered to the Lender for acceptance at its Applicable Lending Office.


                                       DIMON INCORPORATED


                                       By________________________________
                                       Name:    James A. Cooley
                                       Title:   Senior Vice President
                                                Treasurer

                                       and


                                       By_______________________________
                                       Name:    John O. Hunnicutt, III
                                       Title:   Vice President and Secretary

                                      NOTE


U.S. $15,000,000.00                                       Dated:  June 27, 1997


                  FOR VALUE RECEIVED, the undersigned, DIMON INCORPORATED, a Virginia corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of BANQUE FRANCAISE DU COMMERCE EXTERIEUR (the "Lender") for the account of its Applicable Lending Office (as defined in the Credit Agreement referenced below) the principal sum of FIFTEEN MILLION AND NO/100 DOLLARS (U.S. $15,000,000.00) or, if less, the aggregate unpaid principal amount of Advances (as defined below) made by the Lender to the Borrower pursuant to the Credit Agreement, on the Termination Date (as such term is defined in the Credit Agreement).

                  The Borrower promises to pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

                  In no contingency or event whatsoever shall the interest rate charged pursuant to the terms of this Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable. In the event that such a court determines that the Lender has received interest hereunder in excess of the highest applicable rate, the Lender shall promptly refund such excess interest to the Borrower.

                  Both principal and interest are payable in lawful money of the United States of America to NationsBank, N.A., as Administrative Agent, at its Payment Office (as such term is defined in the Credit Agreement) currently located at 100 North Tryon Street, Charlotte, North Carolina, in same day funds. Each Advance made by the Lender to the Borrower pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded on the books and records of the Lender and the Administrative Agent as provided in the Credit Agreement. Failure of the Lender, the Administrative Agent or any holder to maintain its books and records with respect to any Advance, or any error in such books and records, shall not affect the obligations of the Borrower under this Note, the Credit Agreement or any other Loan Document.

                  This Note is one of the Notes referenced in, and is entitled to the benefits of, the Credit Agreement dated as of June 27, 1997 (as hereafter amended, modified or supplemented, the "Credit Agreement") among the Borrower, the Lender and certain other lenders parties thereto, NationsBank, N.A., as Administrative Agent, First Union National Bank, as Documentation Agent, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch and Societe Generale, as Co-Agents. The Credit Agreement, among other things, (i) provides for the making of advances (the "Advances") by the Lender to the Borrower from time to time in an aggregate amount not to exceed the Dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events. This Note is entitled to the benefits of the Subsidiary Guaranty (as such term is defined in the Credit Agreement).

                  The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA.

                  This Note and the Advances evidenced hereby may be transferred in whole or in part only by registration of such transfer on the Register maintained by or on behalf of the Borrower as provided in Section 11.5(c) of the Credit Agreement.

                  This Note is signed and delivered to the Lender for acceptance at its Applicable Lending Office.


                                       DIMON INCORPORATED


                                       By________________________________
                                       Name:    James A. Cooley
                                       Title:   Senior Vice President
                                                Treasurer

                                       and


                                       By_______________________________
                                       Name:    John O. Hunnicutt, III
                                       Title:   Vice President and Secretary

                                      NOTE


U.S. $15,000,000.00                                       Dated:  June 27, 1997


                  FOR VALUE RECEIVED, the undersigned, DIMON INCORPORATED, a Virginia corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of CORESTATES BANK, N.A. (the "Lender") for the account of its Applicable Lending Office (as defined in the Credit Agreement referenced below) the principal sum of FIFTEEN MILLION AND NO/100 DOLLARS (U.S. $15,000,000.00) or, if less, the aggregate unpaid principal amount of Advances (as defined below) made by the Lender to the Borrower pursuant to the Credit Agreement, on the Termination Date (as such term is defined in the Credit Agreement).

                  The Borrower promises to pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

                  In no contingency or event whatsoever shall the interest rate charged pursuant to the terms of this Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable. In the event that such a court determines that the Lender has received interest hereunder in excess of the highest applicable rate, the Lender shall promptly refund such excess interest to the Borrower.

                  Both principal and interest are payable in lawful money of the United States of America to NationsBank, N.A., as Administrative Agent, at its Payment Office (as such term is defined in the Credit Agreement) currently located at 100 North Tryon Street, Charlotte, North Carolina, in same day funds. Each Advance made by the Lender to the Borrower pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded on the books and records of the Lender and the Administrative Agent as provided in the Credit Agreement. Failure of the Lender, the Administrative Agent or any holder to maintain its books and records with respect to any Advance, or any error in such books and records, shall not affect the obligations of the Borrower under this Note, the Credit Agreement or any other Loan Document.

                  This Note is one of the Notes referenced in, and is entitled to the benefits of, the Credit Agreement dated as of June 27, 1997 (as hereafter amended, modified or supplemented, the "Credit Agreement") among the Borrower, the Lender and certain other lenders parties thereto, NationsBank, N.A., as Administrative Agent, First Union National Bank, as Documentation Agent, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch and Societe Generale, as Co-Agents. The Credit Agreement, among other things, (i) provides for the making of advances (the "Advances") by the Lender to the Borrower from time to time in an aggregate amount not to exceed the Dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events. This Note is entitled to the benefits of the Subsidiary Guaranty (as such term is defined in the Credit Agreement).

                  The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA.

                  This Note and the Advances evidenced hereby may be transferred in whole or in part only by registration of such transfer on the Register maintained by or on behalf of the Borrower as provided in Section 11.5(c) of the Credit Agreement.

                  This Note is signed and delivered to the Lender for acceptance at its Applicable Lending Office.


                                       DIMON INCORPORATED


                                       By________________________________
                                       Name:    James A. Cooley
                                       Title:   Senior Vice President
                                                Treasurer

                                       and


                                       By_______________________________
                                       Name:    John O. Hunnicutt, III
                                       Title:   Vice President and Secretary

                                      NOTE


U.S. $10,000,000.00                                       Dated:  June 27, 1997


                  FOR VALUE RECEIVED, the undersigned, DIMON INCORPORATED, a Virginia corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of ISTITUTO BANCARIO SAN PAOLO DI TORINO S.P.A. (the "Lender") for the account of its Applicable Lending Office (as defined in the Credit Agreement referenced below) the principal sum of TEN MILLION AND NO/100 DOLLARS (U.S. $10,000,000.00) or, if less, the aggregate unpaid principal amount of Advances (as defined below) made by the Lender to the Borrower pursuant to the Credit Agreement, on the Termination Date (as such term is defined in the Credit Agreement).

                  The Borrower promises to pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

                  In no contingency or event whatsoever shall the interest rate charged pursuant to the terms of this Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable. In the event that such a court determines that the Lender has received interest hereunder in excess of the highest applicable rate, the Lender shall promptly refund such excess interest to the Borrower.

                  Both principal and interest are payable in lawful money of the United States of America to NationsBank, N.A., as Administrative Agent, at its Payment Office (as such term is defined in the Credit Agreement) currently located at 100 North Tryon Street, Charlotte, North Carolina, in same day funds. Each Advance made by the Lender to the Borrower pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded on the books and records of the Lender and the Administrative Agent as provided in the Credit Agreement. Failure of the Lender, the Administrative Agent or any holder to maintain its books and records with respect to any Advance, or any error in such books and records, shall not affect the obligations of the Borrower under this Note, the Credit Agreement or any other Loan Document.

                  This Note is one of the Notes referenced in, and is entitled to the benefits of, the Credit Agreement dated as of June 27, 1997 (as hereafter amended, modified or supplemented, the "Credit Agreement") among the Borrower, the Lender and certain other lenders parties thereto, NationsBank, N.A., as Administrative Agent, First Union National Bank, as Documentation Agent, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch and Societe Generale, as Co-Agents. The Credit Agreement, among other things, (i) provides for the making of advances (the "Advances") by the Lender to the Borrower from time to time in an aggregate amount not to exceed the Dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events. This Note is entitled to the benefits of the Subsidiary Guaranty (as such term is defined in the Credit Agreement).

                  The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA.

                  This Note and the Advances evidenced hereby may be transferred in whole or in part only by registration of such transfer on the Register maintained by or on behalf of the Borrower as provided in Section 11.5(c) of the Credit Agreement.

                  This Note is signed and delivered to the Lender for acceptance at its Applicable Lending Office.


                                       DIMON INCORPORATED


                                       By________________________________
                                       Name:    James A. Cooley
                                       Title:   Senior Vice President
                                                Treasurer

                                       and


                                       By_______________________________
                                       Name:    John O. Hunnicutt, III
                                       Title:   Vice President and Secretary

                                      NOTE


U.S. $15,000,000.00                                       Dated:  June 27, 1997


                  FOR VALUE RECEIVED, the undersigned, DIMON INCORPORATED, a Virginia corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of STANDARD CHARTERED BANK (the "Lender") for the account of its Applicable Lending Office (as defined in the Credit Agreement referenced below) the principal sum of FIFTEEN MILLION AND NO/100 DOLLARS (U.S. $15,000,000.00) or, if less, the aggregate unpaid principal amount of Advances (as defined below) made by the Lender to the Borrower pursuant to the Credit Agreement, on the Termination Date (as such term is defined in the Credit Agreement).

                  The Borrower promises to pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

                  In no contingency or event whatsoever shall the interest rate charged pursuant to the terms of this Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable. In the event that such a court determines that the Lender has received interest hereunder in excess of the highest applicable rate, the Lender shall promptly refund such excess interest to the Borrower.

                  Both principal and interest are payable in lawful money of the United States of America to NationsBank, N.A., as Administrative Agent, at its Payment Office (as such term is defined in the Credit Agreement) currently located at 100 North Tryon Street, Charlotte, North Carolina, in same day funds. Each Advance made by the Lender to the Borrower pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded on the books and records of the Lender and the Administrative Agent as provided in the Credit Agreement. Failure of the Lender, the Administrative Agent or any holder to maintain its books and records with respect to any Advance, or any error in such books and records, shall not affect the obligations of the Borrower under this Note, the Credit Agreement or any other Loan Document.

                  This Note is one of the Notes referenced in, and is entitled to the benefits of, the Credit Agreement dated as of June 27, 1997 (as hereafter amended, modified or supplemented, the "Credit Agreement") among the Borrower, the Lender and certain other lenders parties thereto, NationsBank, N.A., as Administrative Agent, First Union National Bank, as Documentation Agent, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch and Societe Generale, as Co-Agents. The Credit Agreement, among other things, (i) provides for the making of advances (the "Advances") by the Lender to the Borrower from time to time in an aggregate amount not to exceed the Dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events. This Note is entitled to the benefits of the Subsidiary Guaranty (as such term is defined in the Credit Agreement).

                  The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA.

                  This Note and the Advances evidenced hereby may be transferred in whole or in part only by registration of such transfer on the Register maintained by or on behalf of the Borrower as provided in Section 11.5(c) of the Credit Agreement.

                  This Note is signed and delivered to the Lender for acceptance at its Applicable Lending Office.


                                       DIMON INCORPORATED


                                       By________________________________
                                       Name:    James A. Cooley
                                       Title:   Senior Vice President
                                                Treasurer

                                       and


                                       By_______________________________
                                       Name:    John O. Hunnicutt, III
                                       Title:   Vice President and Secretary

                                      NOTE


U.S. $15,000,000.00                                       Dated:  June 27, 1997


                  FOR VALUE RECEIVED, the undersigned, DIMON INCORPORATED, a Virginia corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of BANCA MONTE DEI PASCHI DI SIENA S.P.A. (the "Lender") for the account of its Applicable Lending Office (as defined in the Credit Agreement referenced below) the principal sum of FIFTEEN MILLION AND NO/100 DOLLARS (U.S. $15,000,000.00) or, if less, the aggregate unpaid principal amount of Advances (as defined below) made by the Lender to the Borrower pursuant to the Credit Agreement, on the Termination Date (as such term is defined in the Credit Agreement).

                  The Borrower promises to pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

                  In no contingency or event whatsoever shall the interest rate charged pursuant to the terms of this Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable. In the event that such a court determines that the Lender has received interest hereunder in excess of the highest applicable rate, the Lender shall promptly refund such excess interest to the Borrower.

                  Both principal and interest are payable in lawful money of the United States of America to NationsBank, N.A., as Administrative Agent, at its Payment Office (as such term is defined in the Credit Agreement) currently located at 100 North Tryon Street, Charlotte, North Carolina, in same day funds. Each Advance made by the Lender to the Borrower pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded on the books and records of the Lender and the Administrative Agent as provided in the Credit Agreement. Failure of the Lender, the Administrative Agent or any holder to maintain its books and records with respect to any Advance, or any error in such books and records, shall not affect the obligations of the Borrower under this Note, the Credit Agreement or any other Loan Document.

                  This Note is one of the Notes referenced in, and is entitled to the benefits of, the Credit Agreement dated as of June 27, 1997 (as hereafter amended, modified or supplemented, the "Credit Agreement") among the Borrower, the Lender and certain other lenders parties thereto, NationsBank, N.A., as Administrative Agent, First Union National Bank, as Documentation Agent, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch and Societe Generale, as Co-Agents. The Credit Agreement, among other things, (i) provides for the making of advances (the "Advances") by the Lender to the Borrower from time to time in an aggregate amount not to exceed the Dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events. This Note is entitled to the benefits of the Subsidiary Guaranty (as such term is defined in the Credit Agreement).

                  The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA.

                  This Note and the Advances evidenced hereby may be transferred in whole or in part only by registration of such transfer on the Register maintained by or on behalf of the Borrower as provided in Section 11.5(c) of the Credit Agreement.

                  This Note is signed and delivered to the Lender for acceptance at its Applicable Lending Office.


                                       DIMON INCORPORATED


                                       By________________________________
                                       Name:    James A. Cooley
                                       Title:   Senior Vice President
                                                Treasurer

                                       and


                                       By_______________________________
                                       Name:    John O. Hunnicutt, III
                                       Title:   Vice President and Secretary

                                      NOTE


U.S. $25,000,000.00                                       Dated:  June 27, 1997


                  FOR VALUE RECEIVED, the undersigned, DIMON INCORPORATED, a Virginia corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of CREDIT LYONNAIS ATLANTA AGENCY (the "Lender") for the account of its Applicable Lending Office (as defined in the Credit Agreement referenced below) the principal sum of TWENTY-FIVE MILLION AND NO/100 DOLLARS (U.S. $25,000,000.00) or, if less, the aggregate unpaid principal amount of Advances (as defined below) made by the Lender to the Borrower pursuant to the Credit Agreement, on the Termination Date (as such term is defined in the Credit Agreement).

                  The Borrower promises to pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

                  In no contingency or event whatsoever shall the interest rate charged pursuant to the terms of this Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable. In the event that such a court determines that the Lender has received interest hereunder in excess of the highest applicable rate, the Lender shall promptly refund such excess interest to the Borrower.

                  Both principal and interest are payable in lawful money of the United States of America to NationsBank, N.A., as Administrative Agent, at its Payment Office (as such term is defined in the Credit Agreement) currently located at 100 North Tryon Street, Charlotte, North Carolina, in same day funds. Each Advance made by the Lender to the Borrower pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded on the books and records of the Lender and the Administrative Agent as provided in the Credit Agreement. Failure of the Lender, the Administrative Agent or any holder to maintain its books and records with respect to any Advance, or any error in such books and records, shall not affect the obligations of the Borrower under this Note, the Credit Agreement or any other Loan Document.

                  This Note is one of the Notes referenced in, and is entitled to the benefits of, the Credit Agreement dated as of June 27, 1997 (as hereafter amended, modified or supplemented, the "Credit Agreement") among the Borrower, the Lender and certain other lenders parties thereto, NationsBank, N.A., as Administrative Agent, First Union National Bank, as Documentation Agent, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch and Societe Generale, as Co-Agents. The Credit Agreement, among other things, (i) provides for the making of advances (the "Advances") by the Lender to the Borrower from time to time in an aggregate amount not to exceed the Dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events. This Note is entitled to the benefits of the Subsidiary Guaranty (as such term is defined in the Credit Agreement).

                  The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA.

                  This Note and the Advances evidenced hereby may be transferred in whole or in part only by registration of such transfer on the Register maintained by or on behalf of the Borrower as provided in Section 11.5(c) of the Credit Agreement.

                  This Note is signed and delivered to the Lender for acceptance at its Applicable Lending Office.


                                       DIMON INCORPORATED


                                       By________________________________
                                       Name:    James A. Cooley
                                       Title:   Senior Vice President
                                                Treasurer

                                       and


                                       By_______________________________
                                       Name:    John O. Hunnicutt, III
                                       Title:   Vice President and Secretary

                                      NOTE


U.S. $10,000,000.00                                       Dated:  June 27, 1997


                  FOR VALUE RECEIVED, the undersigned, DIMON INCORPORATED, a Virginia corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of THE SANWA BANK, LIMITED, ATLANTA AGENCY (the "Lender") for the account of its Applicable Lending Office (as defined in the Credit Agreement referenced below) the principal sum of TEN MILLION AND NO/100 DOLLARS (U.S. $10,000,000.00) or, if less, the aggregate unpaid principal amount of Advances (as defined below) made by the Lender to the Borrower pursuant to the Credit Agreement, on the Termination Date (as such term is defined in the Credit Agreement).

                  The Borrower promises to pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

                  In no contingency or event whatsoever shall the interest rate charged pursuant to the terms of this Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable. In the event that such a court determines that the Lender has received interest hereunder in excess of the highest applicable rate, the Lender shall promptly refund such excess interest to the Borrower.

                  Both principal and interest are payable in lawful money of the United States of America to NationsBank, N.A., as Administrative Agent, at its Payment Office (as such term is defined in the Credit Agreement) currently located at 100 North Tryon Street, Charlotte, North Carolina, in same day funds. Each Advance made by the Lender to the Borrower pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded on the books and records of the Lender and the Administrative Agent as provided in the Credit Agreement. Failure of the Lender, the Administrative Agent or any holder to maintain its books and records with respect to any Advance, or any error in such books and records, shall not affect the obligations of the Borrower under this Note, the Credit Agreement or any other Loan Document.

                  This Note is one of the Notes referenced in, and is entitled to the benefits of, the Credit Agreement dated as of June 27, 1997 (as hereafter amended, modified or supplemented, the "Credit Agreement") among the Borrower, the Lender and certain other lenders parties thereto, NationsBank, N.A., as Administrative Agent, First Union National Bank, as Documentation Agent, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch and Societe Generale, as Co-Agents. The Credit Agreement, among other things, (i) provides for the making of advances (the "Advances") by the Lender to the Borrower from time to time in an aggregate amount not to exceed the Dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events. This Note is entitled to the benefits of the Subsidiary Guaranty (as such term is defined in the Credit Agreement).

                  The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA.

                  This Note and the Advances evidenced hereby may be transferred in whole or in part only by registration of such transfer on the Register maintained by or on behalf of the Borrower as provided in Section 11.5(c) of the Credit Agreement.

                  This Note is signed and delivered to the Lender for acceptance at its Applicable Lending Office.


                                       DIMON INCORPORATED


                                       By________________________________
                                       Name:    James A. Cooley
                                       Title:   Senior Vice President
                                                Treasurer

                                       and


                                       By_______________________________
                                       Name:    John O. Hunnicutt, III
                                       Title:   Vice President and Secretary